CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Pacman Media Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Yearly Report on Form 10-K for the year ended October 31, 2018 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/David Mark Evans

David Mark Evans

        Chief Executive Officer

Chief Financial Officer

 January 8, 2019